AMENDED AND RESTATED

                                     BYLAWS

                                       OF

                            MONARCH PROPERTIES, INC.

                          _____________________ , 1998

                              AMENDED AND RESTATED

                                     BYLAWS

                                       OF

                            MONARCH PROPERTIES, INC.

                                TABLE OF CONTENTS

ARTICLE 1...................................................................1
         MEETINGS OF STOCKHOLDERS...........................................1
         1.1      PLACE.....................................................1
         1.2      ORGANIZATIONAL MEETING; ANNUAL MEETING....................1
         1.3      MATTERS TO BE CONSIDERED AT ANNUAL MEETING................1
         1.4      SPECIAL MEETINGS..........................................3
         1.5      NOTICE....................................................3
         1.6      SCOPE OF NOTICE...........................................3
         1.7      QUORUM....................................................3
         1.8      VOTING....................................................4
         1.9      PROXIES...................................................4
         1.10     CONDUCT OF MEETINGS.......................................4
         1.11     TABULATION OF VOTES.......................................4
         1.12     VOTING BY BALLOT..........................................5

ARTICLE 2...................................................................5
         DIRECTORS..........................................................5
         2.1      GENERAL POWERS............................................5
         2.2      OUTSIDE ACTIVITIES........................................5
         2.3      NUMBER, TENURE AND QUALIFICATION..........................6
         2.4      NOMINATION OF DIRECTORS...................................7
         2.5      ANNUAL AND REGULAR MEETINGS...............................9
         2.6      SPECIAL MEETINGS..........................................9
         2.7      NOTICE....................................................9
         2.8      QUORUM....................................................9
         2.9      VOTING....................................................9
         2.10     CONDUCT OF MEETINGS.......................................9
         2.11     RESIGNATIONS.............................................10
         2.12     VACANCIES................................................10
         2.13     INFORMAL ACTION BY DIRECTORS.............................10
         2.14     COMPENSATION.............................................10


                                       (i)

         2.15     CHAIRMAN OF THE BOARD....................................10

ARTICLE 3..................................................................11
         COMMITTEES........................................................11
         3.1      NUMBER, TENURE AND QUALIFICATION.........................11
         3.2      DELEGATION OF POWER......................................11
         3.3      QUORUM AND VOTING........................................11
         3.4      CONDUCT OF MEETINGS......................................11
         3.5      INFORMAL ACTION BY COMMITTEES............................11

ARTICLE 4..................................................................12
         OFFICERS .........................................................12
         4.1      ELECTION; POWERS AND DUTIES..............................12
         4.2      REMOVAL..................................................12
         4.3      VACANCIES................................................12
         4.4      PRESIDENT................................................12
         4.5      CHIEF FINANCIAL OFFICER..................................13
         4.6      SECRETARY................................................13
         4.7      TREASURER................................................13
         4.8      ASSISTANT SECRETARIES AND ASSISTANT TREASURERS...........13
         4.9      SUBORDINATE OFFICERS.....................................13
         4.10     SALARIES.................................................14

ARTICLE 5..................................................................14
         SHARES OF STOCK...................................................14
         5.1      NO CERTIFICATES FOR STOCK................................14
         5.2      ELECTION TO ISSUE CERTIFICATES...........................14
         5.3      STOCK LEDGER.............................................14
         5.4      RECORDING TRANSFERS OF STOCK.............................15
         5.5      LOST CERTIFICATE.........................................15
         5.6      CLOSING OF TRANSFER BOOKS OR FIXING OF RECORD DATE.......15

ARTICLE 6..................................................................16
         DIVIDENDS AND DISTRIBUTIONS.......................................16
         6.1      AUTHORIZATION............................................16
         6.2      CONTINGENCIES............................................16

ARTICLE 7..................................................................16
         INDEMNIFICATION...................................................16
         7.1      INDEMNIFICATION..........................................16
         7.2      SUCCESSORS AND ASSIGNS...................................17


                                      (ii)

ARTICLE 8..................................................................17
         NOTICES  .........................................................17
         8.1      NOTICES..................................................17
         8.2      SECRETARY TO GIVE NOTICE.................................17
         8.3      WAIVER OF NOTICE.........................................18

ARTICLE 9..................................................................18
         MISCELLANEOUS.....................................................18
         9.1      BOOKS AND RECORDS........................................18
         9.2      CONTRACTS................................................18
         9.3      CHECKS, DRAFTS, ETC......................................18
         9.4      LOANS....................................................18
         9.5      FISCAL YEAR..............................................19
         9.6      BYLAWS SEVERABLE.........................................19

ARTICLE 10.................................................................19
         AMENDMENT OF BYLAWS...............................................19


                                      (iii)

                                    ARTICLE 1

                            MEETINGS OF STOCKHOLDERS


         1.1 PLACE. All meetings of the holders of the issued and outstanding common stock and preferred stock (the "Stockholders") of Monarch Properties, Inc. (the "Corporation") shall be held at the principal executive office of the Corporation or such other place within the United States as shall be stated in the notice of the meeting.

         1.2 ORGANIZATIONAL MEETING; ANNUAL MEETING. An annual meeting of the Stockholders for the election of Directors and the transaction of such other business as properly may be brought before the meeting shall be held on the second Wednesday in May of each year or at such other date and time within the month of May as may be fixed by the Board of Directors. If the date fixed for the annual meeting shall be a legal holiday, such meeting shall be held on the next succeeding business day. Any and all references hereafter in these Bylaws to an annual meeting or to annual meetings shall be deemed to refer also to any special meeting(s) in lieu thereof.

         1.3      MATTERS TO BE CONSIDERED AT ANNUAL MEETING.

                  (a) At an annual meeting of Stockholders, only such business shall be conducted, and only such proposals shall be acted upon, as shall have been properly brought before the annual meeting (i) by, or at the direction of, a majority of the Board of Directors, or (ii) by any holder of record (both as of the time notice of such proposal is given by the Stockholder as set forth below and as of the record date for the annual meeting in question) of any shares of the Corporation's stock entitled to vote at such annual meeting who complies with the procedures set forth in this Section 1.3. For a proposal to be properly brought before an annual meeting by a Stockholder, the Stockholder must have given timely notice thereof in writing to the Secretary of the Corporation (other than a stockholder proposal included in the Corporation's proxy statement pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended), and such Stockholder or his representative must be present in person at the annual meeting. For the first annual meeting following the initial public offering of common stock of the Corporation, a Stockholder's notice shall be timely if delivered to, or mailed and received at, the principal executive office of the Corporation not later than the close of business on the 20th calendar day (or if that day is not a business day for the Corporation, on the next business day) following the date on which notice of the date of the first annual meeting is mailed or otherwise transmitted to Stockholders. For all subsequent annual meetings, a Stockholder's notice shall be timely if delivered to, or mailed and received at, the principal executive offices of the Corporation (A) not less than 75 days nor more than 180 days prior to the anniversary date of the immediately preceding annual meeting of Stockholders or special meeting in lieu thereof (the "Anniversary Date") or (B) in the event that the annual meeting of Stockholders is called for a date more than 7 calendar days prior to the


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         Anniversary  Date, not later than the close of business on (1) the 20th calendar day (or if that day is not a business day for the Corporation, on the next succeeding business day) following the earlier of (x) the date on which notice of the date of such meeting was mailed to Stockholders, or (y) the date on which the date of such meeting was publicly disclosed, or (2) if such date of notice or public disclosure occurs more than 75 calendar days prior to the scheduled date of such meeting, then the later of (x) the 20th calendar day (or if that day is not a business day for the Corporation, on the next succeeding business day) following the date of the first to occur of such notice or public disclosure or (y) the 75th calendar day prior to such scheduled date of such meeting (or if that day is not a business day for the Corporation, on the next succeeding business day).

                  (b) A Stockholder's notice to the Secretary shall set forth as to each matter the Stockholder proposes to bring before the annual meeting (i) a brief description of the proposal desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Corporation's stock transfer books, of the Stockholder proposing such business and of the beneficial owners (if any) of the stock registered in such Stockholder's name and the name and address of other Stockholders known by such Stockholder to be supporting such proposal on the date of such Stockholder's notice, (iii) the class and number of shares of the Corporation's stock which are beneficially owned by the Stockholder and such beneficial owners (if any) on the date of such
         Stockholder's  notice  and by any  other  Stockholders  known  by  such
         Stockholder to be supporting such proposal on the date of such Stockholder's notice, and (iv) any financial interest of the Stockholder or of any such beneficial owner in such proposal.

                  (c)  If  the  Board  of  Directors,  or a  committee  thereof, determines that any Stockholder proposal was not timely made in accordance with the terms of this Section 1.3, such proposal shall not be presented for action at the annual meeting in question. If the Board of Directors, or a committee thereof, determines that the information provided in a Stockholder's notice does not satisfy the informational requirements of this section in any material respect, the Secretary of the Corporation shall promptly notify such Stockholder of the deficiency in the notice. Such Stockholder shall have an opportunity to cure the deficiency by providing additional information to the Secretary within the period of time, not to exceed five (5) days from the date such deficiency notice is given to the Stockholder, determined by the Board of Directors or such committee. If the deficiency is not cured within such period, or if the Board of Directors or such committee determines that the additional information provided by the Stockholder, together with the information previously provided, does not satisfy the requirements of this Section 1.3 in any material respect, then such proposal shall not be presented for action at the annual meeting in question.

                  (d) Notwithstanding the procedure set forth in the preceding paragraph, if neither the Board of Directors nor such committee makes a determination as to the validity


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
         of any Stockholder proposal as set forth above, the presiding Officer of the annual meeting shall determine and declare at the annual meeting whether the Stockholder proposal was made in accordance with the terms of this Section 1.3. If the presiding Officer determines that a Stockholder proposal was made in accordance with the terms of this
         Section 1.3, the presiding Officer shall so declare at the annual meeting. If the presiding Officer determines that a Stockholder proposal was not made in accordance with the provisions of this Section 1.3, the presiding Officer shall so declare at the annual meeting and such proposal shall not be acted upon at the annual meeting.

                  (e) This provision shall not prevent the consideration and approval or disapproval at the annual meeting of reports of Officers, Directors and committees of the Board of Directors, but in connection with such reports, no new business shall be acted upon at such annual meeting except in accordance with the provisions of this Section 1.3.

         1.4 SPECIAL MEETINGS. The Chairman of the Board, the President or a majority of the Board of Directors may call special meetings of the Stockholders. Special meetings of Stockholders shall also be called by the Secretary upon the written request of the holders of shares entitled to cast at least a majority of the votes entitled to be cast at such meeting. Such request shall state the purpose or purposes of such meeting and the matters proposed to be acted on thereat. The date, time, place and record date for any special meeting, including a special meeting called at the request of Stockholders, shall be established by the Board of Directors or Officer calling the same.

         1.5 NOTICE. Not less than ten (10) nor more than ninety (90) days before the date of every meeting of Stockholders, written or printed notice of such meeting shall be given, in accordance with Article 8, to each Stockholder entitled to vote or entitled to notice by statute, stating the time and place of the meeting and, in the case of a special meeting or as otherwise may be required by statute, the purpose or purposes for which the meeting is called.

         1.6 SCOPE OF NOTICE. No business shall be transacted at a special meeting of Stockholders except that specifically designated in the notice of the meeting. Any business of the Corporation may be transacted at the annual meeting without being specifically designated in the notice, except such business as is required by statute to be stated in such notice.

         1.7 QUORUM. At any meeting of Stockholders, the presence in person or by proxy of Stockholders entitled to cast a majority of the votes shall constitute a quorum; but this Section shall not affect any requirement under any statute or the charter of the Corporation, as amended (the "Charter"), for the vote necessary for the adoption of any measure. If, however, a quorum is not present at any meeting of the Stockholders, the chairman of the meeting or the Stockholders present in person or by proxy shall have the power to adjourn the meeting from time to time without notice other than announcement at the meeting until a quorum is present and the meeting so adjourned may be reconvened without further notice. At any adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted at the meeting

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
as originally notified. The Stockholders present at a meeting which has been duly called and convened and at which a quorum is present at the time counted may continue to transact business until adjournment, notwithstanding the withdrawal of enough Stockholders to leave less than a quorum.

         1.8      VOTING.

                  (a) A plurality of all the votes cast at a meeting of Stockholders at which a quorum is present is sufficient to elect a Director, and a majority of the votes cast at a meeting of Stockholders at which a quorum is present shall be sufficient to take or authorize action upon any other matter which may properly come before the meeting, unless more than a majority of the votes cast is specifically required by statute or the Charter. Unless otherwise provided by statute or the Charter, each outstanding share (a "Share") of stock of the Corporation (the "Stock"), regardless of class, shall be entitled to one vote upon each matter submitted to a vote at a meeting of Stockholders. Shares of its own Stock directly or indirectly owned by the Corporation shall not be voted in any meeting and shall not be counted in determining the total number of outstanding Shares entitled to vote at any given time, but Shares of its own voting Stock held by it in a fiduciary capacity may be voted and shall be counted in determining the total number of outstanding Shares at any given time. Notwithstanding anything else contained in these Bylaws, the rights of Excess Stock (as defined in the Charter) and the holders of Excess Stock shall be limited to the rights provided in the Charter, as amended from time to time.

                  (b) The provisions of Title 3, Subtitle 7 of the Maryland General Corporation Law (or any successor statute) shall not apply to any acquisition by any person of Stock of the Corporation. This Section 1.8(b) may be repealed in whole or in part, at any time, whether before or after an acquisition of control shares and, upon such repeal, may to the extent provided by any successor provision of these Bylaws, apply to any prior or subsequent control share acquisition.

         1.9 PROXIES. A Stockholder may vote the Shares owned of record by him or her, either in person or by proxy executed in writing by the Stockholder or by his or her duly authorized attorney in fact. Such proxy shall be filed with the Secretary of the Corporation before or at the time of the meeting. No proxy shall be valid after eleven (11) months from the date of its execution, unless otherwise provided in the proxy.

         1.10 CONDUCT OF MEETINGS. The Chairman of the Board or, in the absence of the Chairman, the President, or, in the absence of the Chairman and the President, a presiding Officer elected at the meeting, shall preside over meetings of the Stockholders. The Secretary of the Corporation, or, in the absence of the Secretary and Assistant Secretaries, the person appointed by the presiding Officer of the meeting, shall act as secretary of such meeting.

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
         1.11 TABULATION OF VOTES. At any annual or special meeting of Stockholders, the presiding Officer shall be authorized to appoint a teller for such meeting (the "Teller"). The Teller may, but need not, be an Officer or employee of the Corporation. The Teller shall be responsible for tabulating or causing to be tabulated shares voted at the meeting and reviewing or causing to be reviewed all proxies. In tabulating votes, the Teller shall be entitled to rely in whole or in part on tabulations and analyses made by personnel of the Corporation, its counsel, its transfer agent, its registrar or such other organizations that are customarily employed to provide such services. The Teller shall be authorized to determine the legality and sufficiency of all votes cast and proxies delivered under the Corporation's Charter, Bylaws and applicable law. The presiding Officer may review all determinations made by the Teller hereunder, and in doing so the presiding Officer shall be entitled to exercise his or her sole judgment and discretion and he or she shall not be bound by any determinations made by the Teller.

         1.12 VOTING BY BALLOT. Voting on any question or in any election may be viva voce unless the presiding Officer shall order or any Stockholder shall demand that voting be by ballot.

                                    ARTICLE 2

                                    DIRECTORS

         2.1 GENERAL POWERS. The business and affairs of the Corporation shall be managed under the direction of its Board of Directors.

         2.2 OUTSIDE ACTIVITIES. The Board of Directors and its members are required to spend only such time directing the management of the business and affairs of the Corporation as is necessary to carry out their duties in accordance with Section 2-405.1 of the Maryland General Corporation Law. Except as set forth by separate agreement, the Board of Directors, each Director, and the agents, Officers and employees of the Corporation or of the Board of Directors or of any Director may engage with or for others in business activities of the types conducted by the Corporation. Any transaction presented to the Corporation: (a) involving Integrated Health Services, Inc. ("IHS"), any Director, Officer or employee of the Corporation, or any Affiliate of IHS or the Corporation; (b) involving any partnership or limited liability company of which any Director or Officer of the Corporation may be a partner or member; (c) involving any corporation or association of which any Director or Officer of the Corporation may be a director or officer; (d) involving any corporation or association of which any Director or Officer of the Corporation may be interested as the holder of any amount of its stock (or, in the case of a publicly traded corporation, the holder of 5% or more of its common stock or 5% or more of the voting power outstanding of such corporation); or (e) in which IHS, any Director, Officer or employee of the Corporation, or any Affiliate of IHS or the Corporation otherwise may be a party or may be pecuniarily or otherwise interested, must be disclosed by any Director having knowledge of any such interest to the Board of Directors (and, if voting thereon, to the


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
Stockholders or to any committee of the Board of Directors) within ten (10) days after the later of the date upon which such Director becomes aware of such interest or the date upon which such Director becomes aware that the Corporation is considering such investment opportunity. (Any Director who has any interest described in the preceding sentence shall be deemed an "interested Director" with respect to any matter involving such interest, and any Director who does not have such an interest shall be deemed an "independent Director" with respect to such matter.) If such interest comes to the interested Director's attention after a vote to take such investment opportunity, the voting body shall be notified of such interest and shall reconsider such investment opportunity if not already consummated or implemented. For purposes of these Bylaws, "Affiliate" shall mean any person or entity controlling, controlled by or under common control with another person or entity, and "control" (or in context, "controlling" or "controlled by") shall mean the ownership of more than 30% of
(i) the common stock of a corporation, or (ii) the beneficial ownership of any other entity or enterprise.

         2.3  NUMBER, TENURE AND QUALIFICATION.

                  (a) The number of Directors initially shall be two (2). The names of the initial Directors (the "Initial Directors") are Robert N. Elkins and John B. Poole. The number of Directors may be increased or decreased from time to time by an amendment of the Charter or a vote of the majority of the Directors then in office, but the number of Directors shall never be less than the number of Directors required by the Maryland General Corporation Law, as amended from time to time.

                  (b) Whenever the holders of any one or more series of Preferred Stock of the Corporation shall have the right, voting separately as a class, to elect one or more Directors of the Corporation, the Board of Directors shall consist of said Directors so elected in addition to the number of Directors fixed as provided in this Section 2.3. Notwithstanding the foregoing, and except as otherwise may be required by law, whenever the holders of any one or more series of Preferred Stock shall have the right voting separately as a class to elect one or more Directors of the Corporation, the terms of the Director or Directors elected by such holders shall expire at the next succeeding annual meeting of Stockholders.

         2.4  NOMINATION OF DIRECTORS.

                  (a) Nominations of candidates for election as Directors of the Corporation at any annual meeting of Stockholders may be made (i) by, or at the direction of, a majority of the Board of Directors or (ii) by any holder of record (both as of the time notice of such nomination is given by the Stockholder as set forth below and as of the record date for the annual meeting in question) of any shares of the Corporation's stock entitled to vote at such meeting who complies with the procedures set forth in this Section 2.4. Any Stockholder who seeks to make such a nomination, or his representative, must be present in person at the annual meeting. Only persons nominated in accordance with the

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
         procedures set forth in this Section 2.4 shall be eligible for election as Directors at an annual meeting of Stockholders.

                  (b) Nominations, other than those made by, or at the direction of, the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Corporation as set forth in this
         Section 2.4. For the first annual meeting of the Corporation following the date of the sale of Common Stock pursuant to the Corporation's first effective registration statement filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Initial Public Offering"), notice shall be timely if delivered to, or mailed and received at, the principal executive office of the Corporation not later than the close of business on the 20th calendar day (or if that day is not a business day for the Corporation, the next business day) following the date on which notice of the first annual meeting is mailed or otherwise transmitted to Stockholders. For all subsequent annual meetings of the Corporation, a Stockholder's notice shall be timely if delivered to, or mailed and received at, the principal executive offices of the corporation (i) not less than 75 days nor more than 180 days prior to the Anniversary Date or (ii) in the event that the annual meeting of Stockholders is called for a date more than 7 calendar days prior to the Anniversary Date, not later than the close of business on (A) the 20th calendar day (or if that day is not a business day for the Corporation, on the next succeeding business day) following the earlier of (1) the date on which notice of the date of such meeting was mailed to Stockholders, or (2) the date on which the date of such meeting was publicly disclosed, or (B) if such date of notice or public disclosure occurs more than 75 calendar days prior to the scheduled date of such meeting, then the later of (1) the 20th calendar day (or if that day is not a business day for the Corporation, on the next succeeding business day) following the date of the first to occur of such notice or public disclosure or (2) the 75th calendar day prior to such scheduled date of such meeting (or if that day is not a business day for the Corporation, on the next succeeding business day).

                  (c) A Stockholder's notice of nomination shall set forth as to each person the Stockholder proposes to nominate for election as a Director (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person for the past five years; (iii) the class and number of shares of the Corporation's stock which are beneficially owned by such person on the date of such notice; (iv) such nominee's written consent to be named in the proxy statement as a nominee and to serve as a Director if elected, and (v) any other information relating to such person that is required to be disclosed in solicitations of proxies with respect to nominees for election as may be deemed necessary or desirable by the Corporation's counsel, in the exercise of his or her discretion. Notice by a Stockholder shall, in addition to the above-referenced information, set forth as to the Stockholder giving the notice (A) the name and address, as they appear on the Corporation's stock transfer books, of such Stockholder and of the beneficial owners (if any) of the stock registered in such Stockholder's name; (B) the name and address of other Stockholders known by such

         Stockholder to be supporting such nominees on the date of such Stockholder's notice; (C) the class and number of shares of the Corporation's stock which are beneficially owned by such Stockholder and such beneficial owners (if any) on the date of such Stockholder notice; and (D) the class and number of shares of the Corporation's stock which are beneficially owned by any other Stockholders known by such Stockholder to be supporting such nominees on the date of such Stockholder notice. At the request of the Board of Directors, any person nominated by or at the direction of the Board of Directors for election as a Director at an annual meeting shall furnish to the Secretary of the Corporation that information which would be required to be set forth in a Stockholder's notice of nomination of such nominee.

                  (d)  No  person  shall  be  qualified   for  election  by  the
         Stockholders as a Director of the Corporation unless nominated in accordance with the procedures set forth in this Section 2.4. If the Board of Directors, or a committee thereof, determines that a nomination made by any Stockholder was not timely made in accordance with the terms of this Section, such nomination shall not be considered at the annual meeting in question. If the Board of Directors, or a committee thereof, determines that the information provided in a Stockholder's notice does not satisfy the informational requirements of this Section 2.4 in any material respect, the Secretary of the Corporation shall promptly notify such Stockholder of the deficiency in the notice. Such Stockholder shall have an opportunity to cure the deficiency by providing additional information to the Secretary within the period of time, not to exceed 5 days from the date such deficiency notice is given to such Stockholder, determined by the Board of Directors or such committee. If the deficiency is not cured within such period, or if the Board of Directors or such committee determines that the additional information provided by such Stockholder, together with the information previously provided, does not satisfy the requirements of this Section 2.4 in any material respect, such nomination shall not be considered at the annual meeting in question.

                  (e) Notwithstanding the procedures set forth in the preceding paragraph, if neither the Board of Directors nor a committee thereof makes a determination as to the validity of any nominations by any Stockholder as set forth above, the presiding Officer of the Stockholders meeting shall determine and declare at the Stockholders meeting whether a nomination was made in accordance with the terms of this Section 2.4. If the presiding Officer determines that a nomination was not made in accordance with the terms of this Section 2.4, such nomination shall be disregarded.

         2.5 ANNUAL AND REGULAR MEETINGS. An annual meeting of the Board of Directors may be held immediately after and at the same place as the annual meeting of Stockholders, or at such other time and place, either within or without the State of Maryland, as is selected by resolution of the Board of Directors, and no notice other than this Bylaw or such resolution shall be necessary. The Board of Directors may provide, by resolution, the time and place, either within or without the State of Maryland, for the holding of regular meetings of the Board of Directors without other notice than such resolutions.

         2.6 SPECIAL MEETINGS. Special meetings of the Board of Directors may be called by or at the request of the Chairman of the Board, the President or a majority of the Directors then in office. The person or persons authorized to call special meetings of the Board of Directors may fix any place, either within or without the State of Maryland, as the place for holding any special meeting of the Board of Directors called by them.

         2.7 NOTICE. Notice of any special meeting to be provided herein shall be given by telephone or by written notice delivered personally, telegraphed or telecopied at least twenty-four (24) hours prior to the meeting, or by mail at least five (5) days prior to the meeting, to each Director at his or her business or residence. Neither the business to be transacted at, nor the purpose of, any annual, regular or special meeting of the Board of Directors need be specified in the notice, unless specifically required by statute, the Charter or these Bylaws.

         2.8 QUORUM. A majority of the Board of Directors then in office shall constitute a quorum for the transaction of business at any meeting of the Board of Directors; provided, however, that a quorum for the transaction of business with respect to any matter in which any Director is an interested Director shall consist of a majority of the Directors that includes a majority of the independent Directors then in office. If less than a majority of the Board of Directors is present at said meeting, a majority of the Directors present may adjourn the meeting from time to time without further notice.

         2.9 VOTING. The act of a majority of the Directors present at a meeting at which a quorum is present shall be the act of the Board of Directors, unless the concurrence of a greater proportion is required for such action by applicable statute, the Charter or these Bylaws; provided, however, that no act relating to a matter involving an interested Director shall be the act of the Board of Directors unless such act has been approved by a majority of the independent Directors.

         2.10 CONDUCT OF MEETINGS. All meetings of the Board of Directors shall be called to order and presided over by the Chairman of the Board, or in the absence of the Chairman of the Board, by the President (if a member of the Board of Directors) or, in the absence of the Chairman of the Board and the President, by a member of the Board of Directors selected by the members present. The Secretary of the Corporation, or in the absence of the Secretary, any Assistant Secretary, shall act as secretary at all meetings of the Board of Directors, and in the absence of the Secretary and Assistant Secretaries, the presiding Officer of the meeting shall designate any person to act as secretary of the meeting. Members of the Board of Directors may participate in meetings of the Board of Directors by conference telephone or similar communications equipment by means of which all Directors participating in the meeting can hear each other at the same time, and participation in a meeting in accordance herewith shall constitute presence in person at such meeting for all purposes of these Bylaws.

         2.11 RESIGNATIONS. Any Director may resign from the Board of Directors or any committee thereof at any time. Such resignation shall be made in writing and shall take effect at the time specified therein, or if no time be specified, at the time of the receipt of notice of such resignation by the President or the Secretary.

         2.12 VACANCIES. Subject to the rights of holders of any class of Preferred Stock then outstanding, any vacancy occurring in the Board of Directors for any cause may be filled by the affirmative vote of a plurality of all of the votes cast on the matter at a meeting of Stockholders or by a majority of the remaining Directors (except that a vacancy occurring in the Board of Directors by reason of an increase in the number of Directors shall be filled, by the affirmative vote of a plurality of all of the votes cast on the matter at a meeting of Stockholders or by a majority of the entire Board of Directors). Each Director will hold office for the term for which he or she is elected and until his or her successor is duly elected and qualifies.

         2.13 INFORMAL ACTION BY DIRECTORS. Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting, if a consent in writing to such action is signed by all of the Directors and such written consent is filed with the minutes of the Board of Directors. Consents may be signed by different Directors on separate counterparts.

         2.14 COMPENSATION. An annual fee for services and payment for expenses of attendance at each meeting of the Board of Directors, or of any committee thereof, may be allowed to any Director by resolution of the Board of Directors.

         2.15 CHAIRMAN OF THE BOARD. The Chairman of the Board shall preside at all meetings of the Stockholders and of the Board of Directors. The Chairman of the Board shall not be an Officer of the Corporation and shall have no day-to-day authority to supervise, direct or control the business or affairs of the Corporation. Subject to the foregoing, the Chairman of the Board shall perform all duties incident to the office of Chairman of the Board and such other duties as may be prescribed by the Board of Directors from time to time.

                                    ARTICLE 3

                                   COMMITTEES

         3.1 NUMBER, TENURE AND QUALIFICATION. The Board of Directors may appoint from among its members an Executive Committee, an Audit Committee, a Compensation Committee, and an Incentive Plan Committee, each composed of two or more Directors, to serve at the pleasure of the Board of Directors. In addition, the Board of Directors may appoint from among its members such other committees, each composed of one or more Directors, as the Board deems advisable, to serve at the pleasure of the Board of Directors. If any committee takes or authorizes any act as to any matter in which any Director (or affiliate of such Director) is an interested Director, a majority of the members of such committee shall be independent Directors, except that any such committee consisting of only two Directors may have one independent Director and one interested Director, and any such committee consisting of only one Director shall have only an independent Director. Notwithstanding the foregoing, the Audit Committee and the Compensation Committee shall consist only of Directors who are not Affiliates, officers or employees of the Corporation. Further, a majority of the Audit Committee shall be Directors who were not formerly officers of the Corporation or any of its subsidiaries, and a Director who represents or is a close relative of a person who would not qualify as a member of the Audit Committee shall not be a member of the Audit Committee.

         3.2 DELEGATION OF POWER. The Board of Directors may delegate to these committees in the intervals between meetings of the Board of Directors any of the powers of the Board of Directors, except those powers which the Board of Directors is specifically prohibited from delegating pursuant to Section 2-411 of the Maryland General Corporation Law.

         3.3 QUORUM AND VOTING. A majority of the members of any committee shall constitute a quorum for the transaction of business by such committee, and the act of a majority of the quorum shall constitute the act of the committee, except that no act relating to any matter in which any Director (or affiliate of such Director) who is an interested Director shall be the act of any committee unless a majority of the independent Directors on the committee vote for such act.

         3.4 CONDUCT OF MEETINGS. Each committee shall designate a presiding Officer of such committee, and if not present at a particular meeting, the committee shall select a presiding Officer for such meeting. Members of any committee may participate in meetings of such committee by conference telephone or similar communications equipment by means of which all Directors participating in the meeting can hear each other at the same time, and participation in a meeting in accordance herewith shall constitute presence in person at such meeting for all purposes of these Bylaws. Each committee shall keep minutes of its meetings, and report the results of any proceedings at the next succeeding annual or regular meeting of the Board of Directors.

         3.5 INFORMAL ACTION BY COMMITTEES. Any action required or permitted to be taken at any meeting of a committee of the Board of Directors may be taken without a meeting, if a written consent to such action is signed by all members of the committee and such written consent is filed with the minutes of proceedings of such committee. Consents may be signed by different members on separate counterparts.

                                    ARTICLE 4

                                    OFFICERS

         4.1  ELECTION; POWERS AND DUTIES.

                  (a) The officers of the Corporation shall be elected annually by the Board of Directors at the first meeting of the Board of Directors held after each annual meeting of Stockholders. If the election of Officers shall not be held at such meeting, such election shall be held as soon thereafter as may be convenient. Each Officer shall hold office until his successor is duly elected and qualifies or until his death, resignation or removal in the manner hereinafter provided. Any two or more offices except President and Vice President may be held by the same person. Election or appointment of an Officer or agent shall not of itself create contract rights between the Corporation and such Officer or agent.

                  (b) The officers of the Corporation shall have the powers and duties provided in these Bylaws and by the laws of the State of Maryland and such further powers as may be incidental thereto or necessary in connection therewith.

         4.2 REMOVAL. Any Officer or agent elected or appointed by the Board of Directors may be removed by the Board of Directors whenever in its judgment the best interests of the Corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. The fact that a person is elected to an office, whether or not for a specified term, shall not by itself constitute any undertaking or evidence of any employment obligation of the Corporation to that person.

         4.3 VACANCIES. A vacancy in any office may be filled by the Board of Directors for the unexpired portion of the term.

         4.4 PRESIDENT. Unless the Board of Directors shall otherwise determine, the President shall be the Chief Executive Officer of the Corporation. In the absence of the Chairman of the Board, the President shall preside at all meetings of the Stockholders and of the Board of Directors (if a member of the Board of Directors). The President may sign, acting singly, any deeds, mortgages, bonds, contracts or other obligations or instruments on behalf of the Corporation except in cases where the execution thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other Officer or agent of the Corporation or shall be required by law to be otherwise signed or executed. In general, the President shall perform all duties incident to the office of President and such other duties as may be prescribed by the Board of Directors from time to time.

         4.5 CHIEF FINANCIAL OFFICER. The Board of Directors may appoint one Chief Financial Officer. In the absence of the President or in the event of a vacancy in such office, the

Chief Financial Officer shall perform the duties of the President and when so acting shall have all the powers of and be subject to all the restrictions upon the President. The Chief Financial Officer shall perform such other duties as from time to time may be assigned to him or her by the President or the Board of Directors.

         4.6 SECRETARY. The Secretary shall (i) keep the minutes of the proceedings of the Stockholders and Board of Directors in one or more books provided for that purpose; (ii) see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law; (iii) be custodian of the corporate records of the Corporation; (iv) unless a transfer agent is appointed, keep a register of the post office address of each Stockholder that shall be furnished to the Secretary by such Stockholder and have general charge of the Stock Ledger of the Corporation; (v) when authorized by the Board of Directors or the President, attest to or witness all documents requiring the same; (vi) perform all duties as from time to time may be assigned to him or her by the President or by the Board of Directors; and (vii) perform all the duties generally incident to the office of secretary of a corporation.

         4.7 TREASURER. The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all monies and other valuable effects in the name and to the credit of the Corporation in such depositaries as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and the Board of Directors, at the regular meetings of the Board of Directors or whenever they may require it, an account of all his or her transactions as Treasurer and of the financial condition of the Corporation. The Board of Directors may engage a Custodian to perform some or all of the duties of the Treasurer, and if a Custodian is so engaged then the Treasurer shall be relieved of the responsibilities set forth herein to the extent delegated to such Custodian and, unless the Board of Directors otherwise determines, shall have general supervision over the activities of such Custodian. The Custodian shall not be an Officer of the Corporation.

         4.8 ASSISTANT SECRETARIES AND ASSISTANT TREASURERS. The Board of Directors may appoint one or more Assistant Secretaries or Assistant Treasurers. The Assistant Secretaries and Assistant Treasurers (i) shall have the power to perform and shall perform all the duties of the Secretary and the Treasurer, respectively, in such respective Officer's absence and (ii) shall perform such duties as shall be assigned to him or her by the Secretary or Treasurer, respectively, or by the President or the Board of Directors.

         4.9 SUBORDINATE OFFICERS. The Corporation shall have such subordinate Officers as the Board of Directors may from time to time elect, including but not limited to one or more Vice Presidents. Each such Officer shall hold office for such period and perform such duties as the Board of Directors, the President or any designated committee or Officer may prescribe.

         4.10 SALARIES. The salaries, if any, of the Officers shall be fixed from time to time by the Board of Directors. No Officer shall be prevented from receiving such salary, if any, by reason of the fact that he or she is also a Director of the Corporation.

                                    ARTICLE 5

                                 SHARES OF STOCK

         5.1 NO CERTIFICATES FOR STOCK. Unless the Board of Directors authorizes the issuance of certificates pursuant to Section 5.2, none of the Stock shall be represented by certificates.

         5.2 ELECTION TO ISSUE CERTIFICATES. The Board of Directors may authorize the issuance of certificates representing some or all of the Shares of any or all of the classes or series of Stock. If the Board of Directors so authorizes certificates, such certificates shall be of such form, not inconsistent with the Charter, as shall be approved by the Board of Directors. All certificates, if issued, shall be signed by the President or Chief Financial Officer and countersigned by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary. Any signature or countersignature may be either a manual or facsimile signature. All certificates, if issued, for each class of Stock shall be consecutively numbered.

         5.3 STOCK LEDGER. The Corporation shall maintain at its principal executive office, at the office of its counsel, accountants or transfer agent or at such other place designated by the Board of Directors an original or duplicate Stock Ledger containing the names and addresses of all the Stockholders and the number of shares of each class held by each Stockholder. The Stock Ledger shall be maintained pursuant to a system that the Corporation shall adopt allowing for the issuance, recordation and transfer of its Stock by electronic or other means that can be readily converted into written form for visual inspection and not involving any issuance of certificates. Such system shall include provisions for notice to acquirors of Stock (whether upon issuance or transfer of Stock) in accordance with Sections 2-210 and 2-211 of the Maryland General Corporation Law, and Section 8-408 of the Commercial Law Article of the State of Maryland. The Corporation shall be entitled to treat the holder of record of any Share or Shares as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Share on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Maryland. Until a transfer is duly effected on the Stock Ledger, the Corporation shall not be affected by any notice of such transfer, either actual or constructive. Nothing herein shall impose upon the Corporation, the Board of Directors or Officers or their agents and representatives a duty or limit their rights to inquire as to the actual ownership of Shares.

         5.4 RECORDING TRANSFERS OF STOCK. If transferred in accordance with any restrictions on transfer contained in the Charter, these Bylaws or otherwise, Shares shall be recorded as transferred in the Stock Ledger upon provision to the Corporation or the transfer agent of the Corporation of an executed stock power duly guaranteed and any other documents reasonably requested by the Corporation, and the surrender of the certificate or certificates, if any, representing such Shares. Upon receipt of such documents, the Corporation shall issue the statements required by Sections 2-210 and 2-211 of the Maryland General Corporation Law and
Section 8-408 of the Commercial Law Article of the State of Maryland, issue as needed a new certificate or certificates (if the transferred Shares were certificated) to the persons entitled thereto, cancel any old certificates and record the transaction upon its books.

         5.5 LOST CERTIFICATE. The Board of Directors may direct a new certificate to be issued in the place of any certificate theretofore issued by the Corporation alleged to have been stolen, lost or destroyed upon the making of an affidavit of that fact by the person claiming the certificate of Stock to be stolen, lost or destroyed. When authorizing such issue of a new certificate, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such stolen, lost or destroyed certificate or his legal representative to advertise the same in such manner as it shall require and/or to give bond, with sufficient surety, to the Corporation to indemnify it against any loss or claim which may arise by reason of the issuance of a new certificate.

         5.6  CLOSING OF TRANSFER BOOKS OR FIXING OF RECORD DATE.

                  (a) The Board of Directors may fix, in advance, a date as the record date for the purpose of determining Stockholders entitled to notice of, or to vote at, any meeting of Stockholders, or Stockholders entitled to receive payment of any dividend or the allotment of any rights, or in order to make a determination of Stockholders for any other proper purpose. Such date, in any case, shall not be prior to the close of business on the day the record date is fixed and shall be not more than ninety (90) days, and in case of a meeting of Stockholders not less than ten (10) days, prior to the date on which the meeting or particular action requiring such determination of Stockholders is to be held or taken.

                  (b) In lieu of fixing a record date, the stock transfer books may be closed by the Board of Directors in accordance with Section 2-511 of the Maryland General Corporation Law for the purpose of determining Stockholders entitled to notice of or to vote at a meeting of Stockholders.

                  (c) If no record date is fixed and the stock transfer books are not closed for the determination of Stockholders, (i) the record date for the determination of Stockholders entitled to notice of, or to vote at, a meeting of Stockholders shall be at the close of business on the day on which the notice of meeting is mailed or the 30th day before the meeting, whichever is the closer date to the meeting; and (ii) the record date for the determination of Stockholders entitled to receive payment of a dividend or an allotment of any rights shall be at the close of business on the day on which the resolution of the Board of Directors, authorizing the dividend or allotment of rights, is adopted, but the payment or allotment may not be made more than 60 days after the date on which the resolution is adopted.

                  (d) When a determination of Stockholders entitled to vote at any meeting of Stockholders has been made as provided in this section, such determination shall apply to any adjournment thereof, except where the determination has been made through the closing of the stock transfer books and the stated period of closing has expired.

                                    ARTICLE 6

                           DIVIDENDS AND DISTRIBUTIONS

         6.1 AUTHORIZATION. Dividends and other distributions upon the Stock may be authorized by the Board of Directors as set forth in the applicable provisions of the Charter and any applicable law, at any meeting, limited only to the extent of Section 2-311 of the Maryland General Corporation Law. Dividends and other distributions upon the Stock may be paid in cash, property or Stock of the Corporation, subject to the provisions of law and of the Charter.

         6.2 CONTINGENCIES. Before payment of any dividends or other distributions upon the Stock, there may be set aside (but there is no duty to set aside) out of any funds of the Corporation available for dividends or other distributions such sum or sums as the Board of Directors may from time to time, in its absolute discretion, think proper as a reserve fund to meet contingencies, for maintaining any property of the Corporation or for such other purpose as the Board of Directors shall determine to be in the best interests of the Corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created. Notwithstanding the foregoing, however, in no event shall the Corporation maintain any reserves if such reserves would jeopardize the qualification of the Corporation as a real estate investment trust.

                                    ARTICLE 7

                                 INDEMNIFICATION

         7.1 INDEMNIFICATION. To the maximum extent permitted by Maryland law in effect from time to time, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former Director or Officer of the Corporation and who is made a party to the proceeding by reason of his service in that capacity or (b) any individual who, while a Director of the Corporation and at the request of the Corporation, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or any other enterprise as a director, officer, partner or trustee of such corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made a party to the proceeding by reason of his service in that capacity (each person described in (a) or (b), an "Indemnitee"). The Corporation may, with the approval of its Board of Directors, provide such indemnification and advance for expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation.

                  Neither the amendment nor repeal of this Article, nor the adoption or amendment of any other provision of the Bylaws or Charter of the Corporation inconsistent with this Article, shall apply to or affect in any respect the applicability of the preceding paragraph with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

         7.2 SUCCESSORS AND ASSIGNS. These Bylaws shall be binding upon the Corporation and its successors and assigns, and shall inure to the benefit of Indemnitee and Indemnitee's estate, heirs, legal representatives and assigns.

                                    ARTICLE 8

                                     NOTICES

         8.1 NOTICES. Except as provided in Section 1.5 and Section 2.7, whenever notice is required to be given pursuant to these Bylaws, it shall be construed to mean either written notice personally served against written receipt, or notice in writing transmitted by mail, by depositing the same in a post office or letter box, in a post-paid sealed wrapper, addressed, if to the Corporation, 8889 Pelican Bay Boulevard, Suite 501, Naples, Florida 34108 (or any subsequent address selected by the Board of Directors), Attention:
President, or if to a Stockholder, Director or Officer, at the address of such person as it appears on the books of the Corporation or in default of any other address at the general post office situated in the city or county of his or her residence. Unless otherwise specified, notice sent by mail shall be deemed to be given at the time mailed.

         8.2 SECRETARY TO GIVE NOTICE. All notices required by law or these Bylaws to be given by the Corporation shall be given by the Secretary or any other officer of the Corporation designated by the President. If the Secretary and Assistant Secretary are absent or refuse or neglect to act, the notice may be given by any person directed to do so by the President or, with respect to any meeting called pursuant to these Bylaws upon the request of any Stockholders or Directors, by any person directed to do so by the Stockholders or Directors upon whose request the meeting is called.

         8.3 WAIVER OF NOTICE. Whenever any notice is required to be given pursuant to the Charter or these Bylaws or pursuant to applicable law, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at nor

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the  purpose of any  meeting  need be set forth in the waiver of notice,  unless specifically required by statute. The attendance of any person at any meeting shall constitute a waiver of notice of such meeting, except where such person attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

                                    ARTICLE 9

                                  MISCELLANEOUS

         9.1 BOOKS AND RECORDS. The Corporation shall keep correct and complete books and records of its accounts and transactions and minutes of the proceedings of its Stockholders and Board of Directors meetings and of its executive or other committees when exercising any of the powers or authority of the Board of Directors. The books and records of the Corporation may be in written form or in any other form that can be converted within a reasonable time into written form for visual inspection. Minutes shall be recorded in written form, but may be maintained in the form of a reproduction.

         9.2 CONTRACTS. The Board of Directors may authorize any Officer(s) or agent(s) to enter into any contract or to execute and deliver any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances.

         9.3 CHECKS, DRAFTS, ETC. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by such Officers or agents of the Corporation and in such manner as shall from time to time be determined by resolution of the Board of Directors.

         9.4  LOANS.

                  (a) Such Officers or agents of the Corporation as from time to time have been designated by the Board of Directors shall have authority (i) to effect loans, advances, or other forms of credit at any time or times for the Corporation, from such banks, trust companies, institutions, corporations, firms, or persons, in such amounts and subject to such terms and conditions, as the Board of Directors from time to time has designated; (ii) as security for the repayment of any loans, advances, or other forms of credit so authorized, to assign, transfer, endorse, and deliver, either originally or in addition or substitution, any or all personal property, real property, stocks, bonds, deposits, accounts, documents, bills, accounts receivable, and other commercial paper and evidences of debt or other securities, or any rights or interests at any time held by the Corporation; (iii) in connection with any loans, advances, or other forms of credit so authorized, to make, execute, and deliver one or more notes, mortgages, deeds of trust, financing statements, security agreements, acceptances, or written obligations of the Corporation, on such terms and with such provisions as to the security or sale or disposition of them as those Officers or agents deem proper; and (iv) to sell to, or discount or rediscount with, the banks, trust companies, institutions, corporations, firms or persons making those loans, advances, or other

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forms of credit,  any and all  commercial  paper,  bills,  accounts  receivable, acceptances, and other instruments and evidences of debt at any time held by the Corporation, and, to that end, to endorse, transfer, and deliver the same.

                   (b) From time to time the Corporation shall certify to each bank, trust company, institution, corporation, firm or person so designated, the signatures of the Officers or agents so authorized. Each bank, trust company, institution, corporation, firm or person so designated is authorized to rely upon such certification until it has received written notice that the Board of Directors has revoked the authority of those Officers or agents.

         9.5 FISCAL YEAR. The Board of Directors shall have the power, from time to time, to fix the fiscal year of the Corporation by a duly adopted resolution, and, in the absence of such resolution, the fiscal year shall be the period ending December 31.

         9.6 BYLAWS SEVERABLE. The provisions of these Bylaws are severable, and if any provision shall be held invalid or unenforceable, that invalidity or unenforceability shall attach only to that provision and shall not in any manner affect or render invalid or unenforceable any other provision of these Bylaws, and these Bylaws shall be carried out as if the invalid or unenforceable provision were not contained herein.

                                   ARTICLE 10

                               AMENDMENT OF BYLAWS

         The Board of Directors shall have the exclusive power, at any annual or regular meeting, or at any special meeting if notice thereof is included in the notice of such special meeting, to alter or repeal any Bylaws of the Corporation and to make new Bylaws.

         The foregoing are certified as the Amended and Restated Bylaws of the Corporation adopted by the Board of Directors as of ________, 1998.

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